Debt	12 Months Ended
Sep. 30, 2016
Debt Disclosure [Abstract]
Debt
Debt
Long-term debt at September 30, 2016 and 2015 consisted of the following:

	2016	2015
	(In thousands)
Unsecured 6.35% Senior Notes, due June 2017	250,000	250,000
Unsecured 8.50% Senior Notes, due 2019	450,000	450,000
Unsecured 5.95% Senior Notes, due 2034	200,000	200,000
Unsecured 5.50% Senior Notes, due 2041	400,000	400,000
Unsecured 4.15% Senior Notes, due 2043	500,000	500,000
Unsecured 4.125% Senior Notes, due 2044	500,000	500,000
Medium term Series A notes, 1995-1, 6.67%, due 2025	10,000	10,000
Unsecured 6.75% Debentures, due 2028	150,000	150,000
Total long-term debt	2,460,000	2,460,000
Less:
Original issue discount on unsecured senior notes and debentures	4,270	4,612
Debt issuance cost	16,951	17,873
Current maturities	250,000	—
	$2,188,779	$2,437,515

On September 22, 2016, we entered into a three year, $200 million multi-draw term loan agreement with a syndicate of three lenders. Borrowings under the term loan may be made in increments of $1.0 million or higher, may be repaid at any time during the loan period and will bear interest at a rate dependent upon our credit ratings at the time of such borrowing and based, at our election, on a base rate or LIBOR for the applicable interest period. The term loan will be used to refinance existing indebtedness and for working capital, capital expenditures and other general corporate purposes. At September 30, 2016, there were no borrowings under the term loan.
On October 15, 2014, we issued $500 million of 4.125% 30-year unsecured senior notes, which replaced, on a long-term basis, our $500 million unsecured 4.95% senior notes. The effective rate of these notes is 4.086%, after giving effect to the offering costs and the settlement of the associated forward starting interest rate swaps discussed in Note 13. The net proceeds of approximately $494 million were used to repay our $500 million 4.95% senior unsecured notes at maturity on October 15, 2014.
We utilize short-term debt to fund ongoing working capital needs, such as our seasonal requirements for gas supply and general corporate liquidity. Our short-term borrowings typically reach their highest levels in the winter months.
As of September 30, 2016, we financed our short-term borrowing requirements through a combination of a $1.25 billion commercial paper program, four committed revolving credit facilities and one uncommitted revolving credit facility, with a total availability from third-party lenders of approximately $1.3 billion of working capital funding. On October 5, 2016, we amended our existing $1.25 billion unsecured credit facility (the five-year unsecured credit facility) which increased the committed loan to $1.5 billion and extended the facility through September 25, 2021. The facility bears interest at a base rate or at a LIBOR-based rate for the applicable interest period, plus a spread ranging from zero percent to 1.25 percent, based on the Company's credit ratings. The amended facility also retains the $250 million accordion feature, which provides the opportunity to increase the total committed loan amount to $1.75 billion. After giving effect to the amended facility, we have total availability from third-party lenders of approximately $1.6 billion of working capital funding. At September 30, 2016 and 2015, there was $829.8 million and $457.9 million outstanding under our commercial paper program with weighted average interest rates of 0.81% and 0.42%, with average maturities of less than one month. We also use intercompany credit facilities to supplement the funding provided by these third-party committed credit facilities. These facilities are described in greater detail below.
We have a $25 million unsecured facility and a $10 million committed revolving credit facility, which is used primarily to issue letters of credit and bears interest at a LIBOR-based rate plus 1.5 percent. At September 30, 2016, there were no borrowings outstanding under either of these credit facilities; however, outstanding letters of credit reduced the total amount available to us under our $10 million revolving facility to $4.1 million.
Atmos Energy Marketing, LLC (AEM), has one uncommitted $25 million 364-day bilateral credit facility that expires in December 2016 and one committed $15 million 364-day bilateral credit facility that was renewed on September 30, 2016. On October 25, 2016, the uncommitted $25 million bilateral credit facility was renewed through July 31, 2017. These facilities are used primarily to issue letters of credit. Due to outstanding letters of credit, the total amount available to us under these bilateral credit facilities was $32.8 million at September 30, 2016.
The availability of funds under these credit facilities is subject to conditions specified in the respective credit agreements, all of which we currently satisfy. These conditions include our compliance with financial covenants and the continued accuracy of representations and warranties contained in these agreements. We are required by the financial covenants in our five-year unsecured facility to maintain, at the end of each fiscal quarter, a ratio of total debt to total capitalization of no greater than 70 percent. At September 30, 2016, our total-debt-to-total-capitalization ratio, as defined, was 50 percent. In addition, both the interest margin over the Eurodollar rate and the fee that we pay on unused amounts under each of these facilities are subject to adjustment depending upon our credit ratings.
In addition to these third-party facilities, our regulated operations have a $500 million intercompany revolving credit facility with AEH. This facility bears interest at the lower of (i) the Eurodollar rate under the five-year revolving credit facility or (ii) the lowest rate outstanding under the commercial paper program. Applicable state regulatory commissions have approved our use of this facility through December 31, 2016. We intend to seek renewal of this facility during the first quarter of fiscal 2017. There was $197.0 million outstanding under this facility at September 30, 2016.
AEH has a $500 million intercompany demand credit facility with AEC. This facility bears interest at a rate equal to the one-month LIBOR rate plus 3.00 percent. Applicable state regulatory commissions have approved our use of this facility through December 31, 2016. We intend to seek renewal of this facility during the first quarter of fiscal 2017. There were no borrowings outstanding under this facility at September 30, 2016.
Debt Covenants
In addition to the financial covenants described above, our credit facilities and public indentures contain usual and customary covenants for our business, including covenants substantially limiting liens, substantial asset sales and mergers.
Additionally, our public debt indentures relating to our senior notes and debentures, as well as our revolving credit agreements, each contain a default provision that is triggered if outstanding indebtedness arising out of any other credit agreements in amounts ranging from in excess of $15 million to in excess of $100 million becomes due by acceleration or is not paid at maturity.
We were in compliance with all of our debt covenants as of September 30, 2016. If we were unable to comply with our debt covenants, we would likely be required to repay our outstanding balances on demand, provide additional collateral or take other corrective actions.
Maturities of long-term debt at September 30, 2016 were as follows (in thousands):

2017	$250,000
2018	—
2019	450,000
2020	—
2021	—
Thereafter	1,760,000
$2,460,000